Exhibit 99.1

Replacement Capital Covenant, dated as of May 17, 2007 (this “Replacement Capital Covenant”), by Lehman Brothers Holdings Inc., a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

A.                                   On the date hereof, the Corporation is issuing $1,000,000,000 aggregate stated amount of 5.857% Mandatory Capital Advantaged Preferred Securities (the “Normal MCAPS”). Each Normal MCAPS is a unit with a stated amount of $1,000 initially consisting of (i) a stock purchase contract between the holder and the Corporation under which the holder agrees to purchase, and the Corporation agrees to sell, on the “Stock Purchase Date” determined pursuant to the stock purchase contract, one depositary share (a “Depositary Share”) representing 1/100th of a share of the Corporation’s Non-Cumulative Perpetual Preferred Stock, Series H, $100,000 liquidation preference per share (the “Preferred Stock”) and (ii) a trust preferred security of Lehman Brothers Holdings Capital Trust VII, a Delaware statutory trust (the “Trust”), with a liquidation amount of $1,000 (a “Trust Preferred Security”), which represents an interest in the Corporation’s Junior Subordinated Debentures due 2043 (the “Debentures”) held by the Trust. The Normal MCAPS, together with the Trust Preferred Securities and the Debentures that are held as part of the Normal MCAPS, the “Treasury MCAPS” as defined in the Prospectus referred to in Recital B, and the Depositary Shares and the Preferred Stock are referred to collectively as the “Securities.”

B.                                     This Replacement Capital Covenant is the Replacement Capital Covenant referred to in the Prospectus, dated May 8, 2007 (the “Prospectus”), relating to the Securities.

C.                                     The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

D.                                    The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1.  Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

SECTION 2.  Limitations on Repayment, Redemption and Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered

Debtholder that neither the Corporation nor any Subsidiary of the Corporation (including the Trust) shall repay, redeem or purchase (a) any of the Securities prior to the Stock Purchase Date or (b) the Depositary Shares or Preferred Stock on or after the Stock Purchase Date, except in either case to the extent that (1) the amount repaid, or the applicable redemption or purchase price, does not exceed the sum of the following amounts:

(i)                                     100% of the aggregate amount of (A) net cash proceeds received by the Corporation and its Subsidiaries from the sale of Common Stock and rights to acquire Common Stock (including Common Stock or rights to acquire Common Stock issued pursuant to the Corporation’s dividend reinvestment plan or employee benefit plans), (B) the Market Value of any Common Stock that the Corporation or its Subsidiaries have delivered as consideration for property or assets in an arm’s-length transaction and (C) the Market Value of any Common Stock that the Corporation and its Subsidiaries have issued in connection with the conversion or exchange of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries has received equity credit from any NRSRO; plus

(ii)                                  100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries from the sale of Qualifying Non-Cumulative Perpetual Preferred Stock;

in each case within the applicable Measurement Period (without double counting proceeds received in any prior Measurement Period) to Persons other than the Corporation and its Subsidiaries or (2) the Securities are exchanged for at least an equal aggregate Market Value of Common Stock or liquidation preference of Qualifying Non-Cumulative Perpetual Preferred Stock; provided that the provisions of this Section 2 shall not apply to (i) purchases of the Securities or any portion thereof in connection with the distribution thereof or in connection with market-making or other secondary-market activities and (ii) any distribution of the Debentures to holders of the Trust Preferred Securities upon a dissolution of the Trust. For purposes of this Replacement Capital Covenant, the term “repay” includes the defeasance by the Corporation of the Debentures as well as the satisfaction and discharge of its obligations under the Indenture with respect to the Debentures.

SECTION 3.  Covered Debt. (a)  The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b)                                 On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i)                                     the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(ii)                                  if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

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(iii)                               if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

(iv)                              the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(v)                                 in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

(c)                                  Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that:

(i)                                     simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Form 8-K under the Securities Exchange Act;

(ii)                                  so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation shall include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission;

(iii)                               if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant, and in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable;

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(iv)                              if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall (A) post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c) and (B) to the extent permitted by Bloomberg and any other similar third-party vendor the Corporation reasonably believes is appropriate that makes available to the marketplace information with respect to securities that are Covered Debt by posting such information on an electronically accessible screen (each an “Investor Screen”), cause a notation to be included on each such Investor Screen identifying the relevant series of indebtedness of the Corporation or a Subsidiary that is Covered Debt from time to time as Covered Debt for purposes of this Replacement Capital Covenant and cause a hyperlink to a definitive copy of this Replacement Capital Covenant to be included on the Investor Screen for each series of Covered Debt (but only so long as such series is Covered Debt); and

(v)                                 promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with an executed copy of this Replacement Capital Covenant.

SECTION 4.  Termination, Amendment and Waiver. (a)  The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the first date after the Stock Purchase Date on which no shares of Preferred Stock are outstanding or, if earlier, the earliest date to occur (such date or earlier date, the “Termination Date”) of:

(i)                                     the date, if any, on which the Holders of a majority in principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder;

(ii)                                  the date on which the Corporation has no series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term); and

(iii)                               the occurrence of an event of default that results in the acceleration of the Debentures prior to the Stock Purchase Date.

From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

(b)                                 This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority in principal amount of the then-effective series of Covered Debt; provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if:

(i)                                     such amendment or supplement eliminates Common Stock or rights to acquire Common Stock as a Replacement Capital Security, if after the date of this Replacement Capital Covenant, an accounting standard or interpretive guidance of an existing accounting standard issued by an organization or regulator that has responsibility

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for establishing or interpreting accounting standards in the United States becomes effective such that there is more than an insubstantial risk that failure to eliminate Common Stock or rights to acquire Common Stock as a Replacement Capital Security would result in a reduction in the Corporation’s earnings per share as calculated in accordance with generally accepted accounting principles in the United States;

(ii)                                  such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt;

(iii)                               the effect of such amendment or supplement is solely to impose additional restrictions on, or eliminate certain of, the types of securities qualifying as Replacement Capital Securities (other than the securities covered by clause (i) above), and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect; or

(iv)                              the effect of such amendment or supplement is solely to impose additional restrictions on the ability of the Corporation or its Subsidiaries to repay, redeem or purchase Securities in any circumstance.

(c)                                  For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

SECTION 5.  Miscellaneous. (a)  This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b)                                 This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that (i) any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt and (ii) if at any time the Covered Debt is held by a trust, a holder of the securities of such trust may institute a legal proceeding directly against the issuer for the enforcement of the this Replacement Capital

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Covenant, and such securities shall be deemed to be “Covered Debt” so long as the Covered Debt held by such trust remains Covered Debt).

(c)                                  All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York  10019
Attention: General Counsel
Facsimile No: (212) 526-0339

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IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.

By	/s/ BARRETT S. DIPAOLO
Name:
Title:

Schedule 1

Definitions

“Alternative Payment Mechanism” means, with respect to any Qualifying Non-Cumulative Perpetual Preferred Stock, provisions in the terms thereof or of the related transaction documents that, during the continuation of the failure to satisfy one or more financial tests set forth in the terms of thereof or of the related transaction documents, permit the issuer of such securities to make payment of dividends on such securities only from the “eligible proceeds” of one or more types of Qualifying APM Securities unless (if the Corporation elects to so provide in the terms of such securities) the Commission directs otherwise, and that:

(a)                                  define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related dividend payment date from the issuance of Qualifying APM Securities, up to the Preferred Cap in the case of Qualifying APM Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock, where the “Preferred Cap” is an amount from the issuance thereof pursuant to such Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the initial liquidation amount of the securities that are the subject of such Alternative Payment Mechanism;

(b)                                 if such restriction on the payment of dividends continues for more than one year, require the Corporation and its Subsidiaries not to redeem or purchase any securities of the Corporation that on a bankruptcy or liquidation of the Corporation rank pari passu with or junior to the most senior Qualifying APM Securities the proceeds of which were used to pay dividends during the relevant dividend restriction period until at least one year after such Qualifying APM Securities have been issued;

(c)                                  notwithstanding the foregoing provision, if the Commission disapproves the issuer’s sale of Qualifying APM Securities, may (if the Corporation elects to so provide in the term of such securities) permit the Corporation to pay dividends from any source without a breach of its obligations under the transaction documents; and

(d)                                 if the Commission does not disapprove the Corporation’s issuance and sale of Qualifying APM Securities but disapproves the use of the proceeds thereof to pay deferred dividends, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to use such proceeds for other purposes.

“Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means common stock of the Corporation (including common stock issued pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

“Corporation” has the meaning specified in the introduction to this instrument.

“Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt, provided that, except as provided in Section 5(b), a Person who has sold all of its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale if, at such time, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder.

“Debentures” has the meaning specified in Recital A.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding unsecured long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding unsecured long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior and ranks senior to the Debentures, (b) is then assigned a rating by at least one

NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Initial Covered Debt” means the Corporation’s 6.24% Junior Subordinated Notes due 2054 underlying the 6.24% Preferred Securities, Series N of Lehman Brothers Holdings Capital Trust VI, which have CUSIP No. 52520X208.

“Intent-Based Replacement Disclosure” means, as to any security or combination of securities (together in this definition, “securities”), that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer, to the extent the securities provide the issuer with equity credit, will repay, redeem or purchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of repayment, redemption or purchase that are as or more equity-like than the securities then being repaid, redeemed or purchased, raised within 180 days prior to the applicable repayment, redemption or purchase date.

“Mandatory Trigger Provision” means, as to any Qualifying Preferred Stock, provisions in the terms thereof or of the related transaction documents that during the continuation of the failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction documents, permit the issuer of such securities to make payment of dividends on such securities only pursuant to an Alternative Payment Mechanism. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction documents in favor of the holders of such securities as a result of the issuer’s failure to pay dividends because of the Mandatory Trigger Provision.

“Market Value” means, on any date, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted. If the Common Stock is not listed on any U.S. securities exchange on the relevant date, the “current stock market price” shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock is not so quoted, the “current stock market price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.

“Measurement Period” with respect to any notice date or purchase or defeasance date, means the period (i) beginning on the date that is 180 days prior to delivery of notice of such redemption or the date of such purchase or defeasance and (ii) ending on such notice date or purchase date. Measurement Periods cannot run concurrently.

“Normal MCAPS” has the meaning specified in Recital A.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a)                                  rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

(b)                                 complete or partial prohibitions on the issuer paying dividends on or repurchasing common stock or other securities that rank pari passu with or junior as to dividends to such securities for so long as distributions on such securities, including unpaid distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Stock” has the meaning specified in Recital A (and includes the depositary shares for the Preferred Stock referred to in the Prospectus).

“Prospectus” has the meaning specified in Recital B.

“Qualifying APM Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Non-Cumulative Perpetual Preferred Stock that include an Alternative Payment Mechanism):

(a)                                  Common Stock;

(b)                                 Qualifying Warrants; or

(c)                                  Qualifying Preferred Stock;

provided that if the Qualifying APM Securities for any Alternative Payment Mechanism include both Common Stock and Qualifying Warrants, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue Qualifying Warrants.

“Qualifying Non-Cumulative Perpetual Preferred Stock” means non-cumulative preferred stock of the Corporation (a) that is perpetual and is subject to a Qualifying Replacement Capital Covenant, (b) that is subject to a Mandatory Trigger Provision and (c) as to which the transaction documents provide for no remedies as a consequence of non-payment of dividends other than Permitted Remedies. Qualifying Non-Cumulative Perpetual Preferred Stock may be convertible into Common Stock at a conversion ratio within a range established at the time of its issuance.

“Qualifying Preferred Stock“ means the Corporation’s non-cumulative perpetual preferred stock that ranks pari passu with or junior to all of the Corporation’s other preferred stock and (a) is subject to a Qualifying Replacement Capital Covenant or (b) is subject to both (i) a Mandatory Trigger Provision and (ii) Intent-Based Replacement Disclosure. Additionally, in the case of both clauses (a) and (b) the transaction documents shall provide for no remedies as a consequence of non-payment of distributions other than Permitted Remedies.

“Qualifying Replacement Capital Covenant” means a replacement capital covenant, as identified by the Corporation’s Board of Directors acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Exchange Act and (ii) that restricts the related issuer from redeeming, repaying or purchasing identified securities except to the extent of the applicable percentage of the net proceeds from the issuance of specified replacement capital securities that have terms and provisions at the time of redemption, repayment or purchase that are as or more equity-like than the securities then being redeemed, repaid or purchased within the 180-day period prior to the applicable redemption, repayment or purchase date.

“Qualifying Warrants” means any net share settled warrants to purchase Common Stock that (i) have an exercise price greater than the “Market Value” of the Common Stock on a date within five days of the issuance of such warrants, and (ii) the Corporation is not entitled to redeem for cash and the holders of which are not entitled to require the Corporation to purchase for cash in any circumstances.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or purchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or purchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Replacement Capital Securities” means Common Stock, rights to acquire Common Stock or Qualifying Non-Cumulative Perpetual Preferred Stock.

“Securities” has the meaning specified in Recital A.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Stock Purchase Date” has the meaning specified in Recital A.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Termination Date” has the meaning specified in Section 4(a).

“Treasury MCAPS” has the meaning specified in Recital A.

“Trust” has the meaning specified in Recital A.

“Trust Preferred Securities” has the meaning specified in Recital A.